TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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Transamerica High Yield Bond

Effective as of January 6, 2020, the management fee schedule and sub-advisory fee schedule for the fund, and the expense reimbursement arrangement for Class I shares of the fund, will be revised as described herein.

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MANAGEMENT FEES:

Effective as of January 6, 2020, the management fee schedule paid by the fund will be lowered as described below.

Transamerica Asset Management, Inc. (“TAM”) will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544%
In excess of $2 billion	0.52%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R	R1	R4	R6	T2	I2	I3
Management fees[1]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.50%	0.25%	0.00%	0.25%	0.00%	0.00%
Other expenses[2]	0.26%	0.18%	0.17%	0.16%	0.21%	0.06%	0.06%	0.05%	0.06%	0.06%
Total annual fund operating expenses	1.06%	1.73%	0.72%	1.21%	1.26%	0.86%	0.61%	0.85%	0.61%	0.61%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.10%	0.13%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.06%	1.73%	0.62%	1.08%	1.26%	0.83%	0.61%	0.85%	0.61%	0.61%

[1]	Management fees have been restated to reflect a reduction in management fees effective January 6, 2020.
[2]	Other expenses for Class R1 and T2 shares are based on estimates for the current fiscal year.
[3]

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2020 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.10% for Class R shares, 1.45% for Class R1 shares, 0.85% for Class R4 shares, 0.85% for Class R6 shares, 1.20% for Class T2 shares, 0.75% for Class I2 shares and 0.75% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2023.

The “Example” table included in the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$578	$796	$1,032	$1,708
Class C	$276	$545	$939	$2,041
Class I	$63	$220	$391	$885
Class R	$110	$371	$652	$1,454
Class R1	$128	$400	$692	$1,523
Class R4	$85	$271	$474	$1,058
Class R6	$62	$195	$340	$762
Class T2	$384	$563	$757	$1,318
Class I2	$62	$195	$340	$762
Class I3	$62	$195	$340	$762

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$578	$796	$1,032	$1,708
Class C	$176	$545	$939	$2,041
Class I	$63	$220	$391	$885
Class R	$110	$371	$652	$1,454
Class R1	$128	$400	$692	$1,523
Class R4	$85	$271	$474	$1,058
Class R6	$62	$195	$340	$762
Class T2	$384	$563	$757	$1,318
Class I2	$62	$195	$340	$762
Class I3	$62	$195	$340	$762

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Transamerica High Yield Bond: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.

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SUB-ADVISORY FEES:

Effective as of January 6, 2020, the sub-advisory fee schedule paid by TAM to the fund’s sub-adviser will be lowered as described below.

The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica High Yield Bond(6)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million

(6)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon High Yield Bond VP.

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EXPENSE LIMITATION:

Effective as of January 6, 2020, the “Expense Cap” table under the heading “Investment Management and Other Services – Expense Limitation” in the Statement of Additional Information will be revised as described below:

	Expense Cap							Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2	Class R1	Class R6	Class T2
Transamerica High Yield Bond***	1.15%	1.85%	0.85%	0.75%	1.45%	0.85%	1.20%	March 1, 2020

***

TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees on Class I shares through March 21, 2023. In addition, TAM will contractually reimburse TFS for certain per account charges on Class I shares of Transamerica High Yield Bond through March 21, 2023.

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Investors Should Retain this Supplement for Future Reference

December 9, 2019